UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2023, United Fire & Casualty Company (the “Borrower”), a wholly owned subsidiary of United Fire Group, Inc. (the “Company”) and Wells Fargo Bank, National Association (“Wells Fargo”), in its capacity as administrative agent and sole lender, entered into the Third Amendment to Credit Agreement and Waiver (the “Third Amendment”), which amended that certain Credit Agreement (the “Credit Agreement”), dated as of March 31, 2020, by and among the Borrower, Wells Fargo, as administrative agent and swingline lender and issuing lender, and Wells Fargo Securities, LLC as sole lead arranger and sole bookrunner.

The Third Amendment has reduced the minimum net worth covenant in the Credit Agreement through the maturity of the Credit Agreement on March 31, 2024 and waived the Borrower’s prior noncompliance with the prior minimum net worth covenant.

The description of the Third Amendment contained herein is qualified in its entirety by reference to the Third Amendment, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this item.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit 10.1	Credit Facility Amendment and Waiver Agreement, dated August 7, 2023 (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q, filed on August 8, 2023).
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	August 9, 2023	/s/ Kevin J. Leidwinger
Kevin J. Leidwinger, Chief Executive Officer

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